-----------------------------------------------------------------------------
                         CLOSING STATEMENT INFORMATION
-----------------------------------------------------------------------------

Property Name:      BANANA RIVER SQUARE

Seller: FIRST CAPITAL INSTITUTIONAL REAL ESTATE LTD. -2 a Florida limited partnership

Purchaser:          VICTORY DEVELOPERS, INC.
                    a Georgia corporation

Proration Date:     7/24/97

Proration as of:    11:59 PM, THURSDAY, JULY 24, 1997

Closing Date:       7/24/97

Closing as of:      THURSDAY, JULY 24, 1997

Tax Begin Date:     1/1/97

Tax End Date:       12/31/97

Month Begin Date    7/1/97

Month End Date      7/31/97


                               CLOSING STATEMENT
                                  FOR SALE OF
                              BANANA RIVER SQUARE

--------------------------------------------------------------------------------

SELLER: FIRST CAPITAL INSTITUTIONAL REAL ESTATE LTD. -2 a Florida limited partnership

PURCHASER:               VICTORY DEVELOPERS, INC.
                         a Georgia corporation

PRORATION DATE:          11:59 PM, THURSDAY, JULY 24, 1997

CLOSING (FUNDING) DATE:  THURSDAY, JULY 24, 1997
--------------------------------------------------------------------------------

                                                        CREDIT            CREDIT
                                                     PURCHASER            SELLER
                                              ----------------  ----------------
PURCHASE PRICE                                                      5,185,000.00

EARNEST MONEY                                       150,000.00

INTEREST ON EARNEST MONEY                                  POC

PRO-RATE REAL ESTATE TAXES                           48,483.75
     [See Schedule A]

PRO-RATE JULY, 1997 RETAIL LEASE CHARGES             12,522.73
     [See Schedule D]

TENANT PREPAID RENTS                                 10,167.41
     [See Schedule B]

PRO-RATE SERVICE CONTRACTS                              397.79
     [See Schedule C]

SECURITY DEPOSITS                                    22,446.73
     [See Schedule E]
                                               ---------------------------------
     SUBTOTALS                                      244,018.41      5,185,000.00

CASH AMOUNT DUE TO SELLER                         4,940,981.59
                                               ---------------  ----------------

     TOTAL CREDITS                                5,185,000.00      5,185,000.00
                                               ===============   ===============



APPROVED:  SELLER                              APPROVED:  PURCHASER

FIRST CAPITAL INSTITUTIONAL REAL               VICTORY DEVELOPERS, INC.
ESTATE LTD. -2 a Florida limited               a Georgia corporation
partnership

By:                                            By:



By:   ________________________________         By:  ____________________________
Its:  ________________________________         Its:  ___________________________

--------------------------------------------------------------------------------

                              BANANA RIVER SQUARE

                          SOURCES AND USES STATEMENT

--------------------------------------------------------------------------------

                    PURCHASER'S SOURCES AND USES:
                    ----------------------------
BALANCE OF CASH TO BE FUNDED BY PURCHASER                           4,940,981.59
                                                                    ------------

ADDITIONAL CASH OUTLAYS BY PURCHASER:

          TITLE CHARGES
               Title Insurance Extended Coverage (50%)    8,822.50
               Title Fees                                   300.00
               Lenders Policy                               370.00
               Intangable Doc Stamps                     29,150.00
               Document Stamps (50%)                     18,147.50
               Recording Fees                               700.00
               Escrow Fees (50%)                            750.00
          PURCHASERS CLOSING COSTS

                                                                       58,240.00
                                                                    ------------

TOTAL CASH OUTLAY BY PURCHASER                                      4,999,221.59
                                                                    ============

--------------------------------------------------------------------------------


                    SELLER'S SOURCES AND USES:
                    --------------------------

EARNEST MONEY                                                         150,000.00
CASH AMOUNT DUE TO SELLER                                           4,940,981.59
                                                                    ------------
TOTAL SELLER'S SOURCES                                              5,090,981.59
                                                                    ------------

ITEMS PAYABLE FROM SELLER'S PROCEEDS AT CLOSING:
               Title Insurance Extended Coverage (50%)    8,822.50
               Title Fees                                   225.00
               Document Stamps (50%)                     18,147.50
               Recording Fees                                30.00
               Escrow Fees (50%)                            750.00
               Ben Carter & Associates                   44,500.00
               Marcus & Millichap                       148,500.00
                                                                    ------------
          SELLERS CLOSING COSTS                                       220,975.00
                                                                    ------------

LEGAL FEES PAYABLE TO ROSENBERG & LIEBENTRITT                                POC
                                                                    ------------

TOTAL CASH OUTLAY BY SELLER                                           220,975.00
                                                                    ------------

BALANCE TO SELLER                                                   4,870,006.59
                                                                   =============

                                  SCHEDULE A

--------------------------------------------------------------------------------

     BANANA RIVER SQUARE
     PRO-RATE 1997 PROPERTY TAXES
     PRORATION MADE AS OF:      11:59 PM, THURSDAY, JULY 24, 1997

--------------------------------------------------------------------------------




     ACTUAL 1996 REAL ESTATE TAXES:
          2513633- REAL ESTATE TAXES                                  86,324.72
     TOTAL 1996 REAL ESTATE TAXES:                                    86,324.72

     ESTIMATED 1997 REAL ESTATE TAXES                                 86,324.72

     SELLER'S PRORATA SHARE OF 1997 TAXES            205/365             56.164%
                                                                      ----------

     SELLER'S SHARE OF 1997 TAXES                                     48,483.75

     LESS AMOUNT PAID BY SELLER                                               -
                                                                      ----------

     CREDIT DUE TO PURCHASER (SELLER):                                48,483.75
                                                                      ==========




 NOTES:
    [1] The 1996 Real Estate taxes are paid in full. The 1997 tax bill has not yet been received and the taxes will be reprorated based on the actual billed.

                                  SCHEDULE B

--------------------------------------------------------------------------------

     BANANA RIVER SQUARE
     TENANT PREPAID RENTS
     PRORATION MADE AS OF:              11:59 PM, THURSDAY, JULY 24, 1997

--------------------------------------------------------------------------------

                                                                         AMOUNT
                MERCHANT NAME                                            PREPAID
     ---------------------------------------------------------------------------
     1ST PHOTO STUDIO                                                     278.32
     BY THE BOOK                                                          596.96
     D'S GOURMET COFFEE                                                   283.99
     DAFFODIL, THE                                                        647.56
     ERA SHOWCASE PROPERTY                                                528.72
     FAIR LADY III                                                        157.08
     FORM YOU 3/TMM OF BR                                                 307.44
     KEY WEST ALOE (NEW TENANT)                                           585.13
     LAST FLIGHT OUT                                                       89.73
     LITTLE CAESARS #4024                                                 609.03
     MAGIC CLEANERS                                                       719.95
     MAIL BOXES ETC.                                                      666.93
     MICHEAL RICKER PEWTER                                                284.13
     PATCHINGTON                                                          348.58
     SHOBHA'S                                                             980.08
     SONNY'S BBQ                                                        2,450.35
     VIVE LA DIFFERENCE                                                    56.37
     VOYAGER TRAVEL AGY (SUNBOB)                                          577.06
                                                                                  ---------
          TOTAL PREPAID RENTS CREDITED TO PURCHASER                               10,167.41
                                                                                  =========

NOTE: THE MAJORITY OF THE PREPAYMENTS RELATE TO 1996 REAL ESTATE TAX
      OVERPAYMENTS BY TENANTS. THE BILLING WAS BOOKED IN JULY 1997.

                                           SCHEDULE C
--------------------------------------------------------------------------------------------------------

BANANA RIVER SQUARE
RECURRING PAYABLES PRORATION
PRORATION MADE AS OF:                       11:59 PM, THURSDAY, JULY 24, 1997
--------------------------------------------------------------------------------------------------------

                                            SERVICE CONTRACTS
                                                                                            CREDIT DUE
                                                            BILLING PERIOD    # of DAYS      PURCHASER
VENDOR NAME                                 PAYMENT         BEGIN      END     CREDIT      or (SELLER)
------------------------------------------------------------------------------------------------------
PAID BY SELLER:

SEE Magazine                                (360.00)       05/01/97 08/31/97         38        (111.22)
TTC Incorporated                            (800.00)       01/01/97 12/31/97        160        (350.68)
Lor-Del                                     (865.00)       07/01/97 07/31/97          7        (195.32)

                                            TOTAL CREDIT DUE TO PURCHASER (SELLER)             (657.22)
                                                                                            ----------

PAYABLE BY BUYER:

Brighter Image                             1,362.73        07/01/97 07/31/97         24       1,055.02

                                            TOTAL CREDIT DUE TO PURCHASER (SELLER)            1,055.02
                                                                                            ----------

                                            NET CREDIT DUE TO PURCHASER (SELLER)                397.80

                                  SCHEDULE D

----------------------------------------------------------------------------------------------------------------------------------
BANANA RIVER SQUARE
RETAIL TENANTS MONTHLY CHARGES
PRORATION MADE AS OF :                         11:59 PM, THURSDAY, JULY 24, 1997
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL        TOTAL        JULY
                                 SUITE                   JULY                          SALES      JULY        JULY      CHARGES
        MERCHANT NAME            NUMBER        SF        RENT       CAM       RET       TAX    CHARGES (2)  CHARGES    PAID (2)
----------------------------------------------------------------------------------------------------------------------------------
1ST PHOTO STUDIO, INC.        71211-1022      1,200   1,075.00    131.00    124.00     79.80     1,330.00   1,409.80   1,330.00
BY THE BOOK                   71211-1040      1,190   1,394.29    168.00    123.00    101.12     1,685.29   1,786.41   1,685.29
D'S GOURMET COFFEE            71211-1054        720     661.80    102.00     68.00     49.91       831.80     881.71        -
DAFFODIL, THE                 71211-1050      2,320   2,320.00    328.00    239.00    173.22     2,887.00   3,060.22   2,887.00
ECKERD DRUGS (A) (C)          71211-1100     10,368   5,400.00       -         -         -       5,400.00   5,400.00   5,400.00
ERA SHOWCASE PROPERTIES       71211-1028      1,440   1,560.00    204.00    149.00    114.78     1,913.00   2,027.78   1,913.00
FAIR LADIES III  (C)          71211-1034        800     944.65               83.00     61.66     1,027.65   1,089.31   1,027.65
FORM YOU 3/TMM OF BREVARD     71211-1026      1,080     945.00    153.00    105.00     72.18     1,203.00   1,275.18   1,203.00
KEY ALOE WEST (NEW TENANT)    71211-1036      1,200   1,300.00    170.00    124.00     95.64     1,594.00   1,689.64   1,594.00
LAST FLIGHT OUT               71211-1046        600     525.00     81.00     57.50     39.81       663.50     703.31     663.50
LITTLE CAESARS #4024          71211-1038      1,200   1,050.00    170.00    124.00     80.64     1,344.00   1,424.64   1,344.00
MAGIC CLEANERS                71211-1042      1,450   1,323.28    205.00    149.00    100.64     1,677.28   1,777.92   1,677.28
MAIL BOXES ETC.               71211-1024      1,680   1,750.00    238.00    159.00    128.82     2,147.00   2,275.82   2,147.00
MICHAEL RICKER PEWTER         71211-1044        825     928.13    117.00     86.00     67.87     1,131.13   1,199.00   1,131.13
PATCHINGTON                   71211-1052        909     984.75    129.00     88.00     72.11     1,201.75   1,273.86   1,161.61
PUBLIX  (A)                   71211-1200     44,824  16,933.67  1,867.67       -         -      18,801.34  18,801.34  18,801.34
SHOBHA'S                      71211-1030      1,950   2,112.50    276.00    201.00    155.37     2,589.50   2,744.87   2,589.50
SONNY'S BBQ                   71211-1002      4,967   5,070.48    544.00    512.00    367.59     6,126.48   6,494.07   6,126.48
VIVE LA DIFFERENCE            71211-1058      1,440   1,080.00    204.00    137.00     85.26     1,421.00   1,506.26   1,421.00
VOYAGER TRAVEL AGY (SUNROB)   71211-1048      1,200   1,100.00    131.00    124.00     81.30     1,355.00   1,436.30   1,355.00
VACANT SPACES                                 8,430
----------------------------------------------------------------------------------------------------------------------------------
                                             89,793  48,458.55  5,218.67  2,652.50  1,927.72    56,329.72  58,257.44  55,457.78
==================================================================================================================================
                                             July      Total     Purch.                July      July        Total      Total
                                SUITE      Sales Tax    July    Prorata    Balance    Charges  Sales Tax    Balance    Sellers
     MERCHANT NAME              NUMBER       Paid       Paid     Share    Prior 7/01  Balance   Balance       O/S     Share O/S
----------------------------------------------------------------------------------------------------------------------------------
1ST PHOTO STUDIO, INC.        71211-1022      79.80   1,409.80    300.32       -         -                       -          -
BY THE BOOK                   71211-1040     101.12   1,786.41    380.55       -         -                       -          -
D'S GOURMET COFFEE            71211-1054                   -         -                831.80        49.91     881.71     693.88
DAFFODIL, THE                 71211-1050     173.22   3,060.22    651.90                 -                       -
ECKERD DRUGS (A) (C)          71211-1100        -     5,400.00  1,219.35  2,719.90       -                  2,719.90   2,719.90
ERA SHOWCASE PROPERTIES       71211-1028     114.78   2,027.78    431.97                 -                       -          -
FAIR LADIES III  (C)          71211-1034      61.66   1,089.31    232.05                 -                       -          -
FORM YOU 3/TMM OF BREVARD     71211-1026      72.18   1,275.18    271.65                 -                       -          -
KEY ALOE WEST (NEW TENANT)    71211-1036      95.64   1,689.64    359.94                 -                       -          -
LAST FLIGHT OUT               71211-1046      39.81     703.31    149.82                 -                       -          -
LITTLE CAESARS #4024          71211-1038      80.64   1,424.64    303.48                 -                       -          -
MAGIC CLEANERS                71211-1042     100.64   1,777.92    378.74                 -                       -          -
MAIL BOXES ETC.               71211-1024     128.82   2,275.82    484.81                 -                       -          -
MICHAEL RICKER PEWTER         71211-1044      67.87   1,199.00    255.42                 -                       -          -
PATCHINGTON                   71211-1052      72.11   1,233.72    262.30               40.14                   40.14      31.08
PUBLIX  (A)                   71211-1200             18,801.34  4,245.46               (0.00)                  (0.00)     (0.00)
SHOBHA'S                      71211-1030     155.37   2,744.87    584.73                 -                       -          -
SONNY'S BBQ                   71211-1002     367.59   6,494.07  1,383.40                 -                       -          -
VIVE LA DIFFERENCE            71211-1058      85.26   1,506.26    320.87                 -                       -          -
VOYAGER TRAVEL AGY (SUNROB)   71211-1048      81.30   1,436.30    305.97                 -                       -          -
VACANT SPACES
----------------------------------------------------------------------------------------------------------------------------------
                                           1,877.81  57,335.59 12,522.73              871.94        49.91   3,641.75   3,444.86
==================================================================================================================================
                                               Total
                                SUITE         Purch.
     MERCHANT NAME              NUMBER       Share O/S
----------------------------------------------------------------------------------------------------------------------------------
1ST PHOTO STUDIO, INC.        71211-1022          -
BY THE BOOK                   71211-1040          -
D'S GOURMET COFFEE            71211-1054     187.83
DAFFODIL, THE                 71211-1050          -
ECKERD DRUGS (A) (C)          71211-1100          -
ERA SHOWCASE PROPERTIES       71211-1028          -
FAIR LADIES III  (C)          71211-1034          -
FORM YOU 3/TMM OF BREVARD     71211-1026          -
KEY ALOE WEST (NEW TENANT)    71211-1036          -
LAST FLIGHT OUT               71211-1046          -
LITTLE CAESARS #4024          71211-1038          -
MAGIC CLEANERS                71211-1042          -
MAIL BOXES ETC.               71211-1024          -
MICHAEL RICKER PEWTER         71211-1044          -
PATCHINGTON                   71211-1052       9.06
PUBLIX  (A)                   71211-1200          -
SHOBHA'S                      71211-1030          -
SONNY'S BBQ                   71211-1002          -
VIVE LA DIFFERENCE            71211-1058          -
VOYAGER TRAVEL AGY (SUNROB)   71211-1048          -
VACANT SPACES                                     -
----------------------------------------------------------------------------------------------------------------------------------
                                            196.89
==================================================================================================================================

(A) Tenant pays real estate taxes annually. Buyer will owe Seller for the Real Estate tax reimbursements from January 1, 1997 through closing.
[B]  Tenant pays Sales tax directly to the State of Florida.
(C)  Tenant does not pay Cam charges.

NOTE 1 - Seller will be billing additional Water/Sewer charges for the period June 4, 1997-closing, which is estimated at $1,062. This will be subject to reproration at a later date.

NOTE 2 - July charges exclude Sales Tax Due for the period 6/26/97 through 7/25/97. This will be paid by the Seller directly to the State of Florida.

                                             SCHEDULE E
-----------------------------------------------------------------------------------------------
BANANA RIVER SQUARE
SECURITY DEPOSIT CREDIT
PRORATION MADE AS OF:             11:59 PM, THURSDAY, JULY 24, 1997
-----------------------------------------------------------------------------------------------
                                          SECURITY DEPOSITS

  MERCHANT NAME
  1st Photo Studio, Inc.                                           1,687.52
  By the Book                                                      1,408.56
  D's Gourmet Coffee                                                 841.80
  Fair Ladies III                                                    840.00
  Form You 3/TMM of Brevard Inc                                    1,295.33
  Key West Aloe (New Tenant)                                       1,677.98
  Last Flight Out                                                    980.14
  Magic Cleaners                                                   1,502.42
  Mail Boxes Etc.                                                  2,386.27
  Michael Ricker Pewter                                            1,140.50
  Shobha's                                                           900.00
  Sonny's BBQ                                                      5,720.21
  Vive la Difference                                                 630.00
  Voyager Travel Agy (Sunrob Inc)                                  1,436.00

                                                                           -----------
TOTAL SECURITY DEPOSITS CREDITED TO PURCHASER                                22,446.73
                                                                           ===========